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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Registration Statement on Form S-4 of our report dated February 9, 1996, except for Notes A, L and M as to which the date is June 6, 1996, on the financial statements of Benedek Communications Corporation and Subsidiary. We also consent to the reference to our firm under the caption 'Experts' in the Prospectus.


                                          MCGLADREY & PULLEN, LLP


Rockford, Illinois
October 2, 1996




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